EXHIBIT 99.3

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 10-Q

☒	QUARQUARTERLY REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934.

For the quarterly period ended September 30, 2009

☐	TRANSITION REPORT UNDER SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

eDOORWAYS CORPORATION
(Name of small business issuer in its charter)

Delaware

(State or other jurisdiction of incorporation or organization)

76-0513297

(I.R.S. Employer Identification No.)

820 West Third Street, Suite 1103, Austin, TX

(Address of principal executive office)

832-284-4276

(Issuer's telephone number)

Check whether the issuer (1) filed all reports required to be filed by Section 13 or 15(d) of the Exchange Act during the past 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days. Yes ☒ No ☐

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company. See definitions of "large accelerated filer," "accelerated filer," and "smaller reporting company" in Rule 12b-2 of the Exchange Act. (Check one):

Large accelerated filer	☐	Non-accelerated filer	☐
Accelerated filer	☐	Smaller reporting company	☒

Indicate by check mark whether the registrant is a shell company (as defined in Rule 12b-2 of the Act). Yes ☐  No ☒

State the number of shares outstanding of each of the issuer’s classes of common equity as of September 30, 2009, 647,121,227 shares of common stock.

eDOORWAYS CORPORATION

FORM 10-Q

March 31, 2009

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PART I - FINANCIAL INFORMATION

ITEM 1.  FINANCIAL STATEMENTS

eDOORWAYS CORPORATION

(A DEVELOPMENT STAGE COMPANY)

BALANCE SHEETS

	30-Sep-09	31-Dec-08
ASSETS
CURRENT ASSETS
Cash	$39,025	$5,467

OTHER CURRENT ASSETS
Software Development Cost	237,327

OTHER ASSETS
Fixed assets, net of accumulated depreciation of $2,215 and $1,660, respectively	3,196	3,334
Deposits	2,000	2,000
Total Other Assets	5,196	5,334
TOTAL ASSETS	$281,548	$10,801

LIABILITIES AND STOCKHOLDERS' DEFICIT

CURRENT LIABILITIES
Accounts payable – trade	$748,728	$743,075
Judgments payable	847,688	838,610
Stock payable	645,312	354,312
Accrued expenses – related parties	777,622	403,043
Accrued expenses – other	0	92,518
Current portion of notes payable	609,852	668,565
Convertible debentures 6%, net of discount of $-0- and $1,811,528, respectively	-	-
Convertible debenture derivative liability	-	-
TOTAL CURRENT LIABILITIES	3,629,202	3,100,123

LONG TERM LIABILITIES
Notes payable	5,216,000	4,759,835

TOTAL LIABILITIES	8,845,202	7,859,958

STOCKHOLDERS' DEFICIT
Series A convertible preferred stock, $0.001 par value per share; 7,000,000 shares authorized, none issued	-	-
Series B convertible preferred stock, $0.001 par value per share; 1,100,000 shares authorized, none issued	-	-
Series C convertible preferred stock, $0.001 par value per share; 1,000,000 shares authorized, 1,000,000 and -0- shares issued and outstanding, respectively	1,000	1,000
Series D preferred stock, $0.001 par value per share; 1,000 shares authorized, issued and outstanding, respectively	1	1
Common stock, $0.001 par value per share; 990,899,000 shares authorized; 647,121,227 shares issued and outstanding, respectively	647,121	317,747
Additional paid-in capital	69,784,069	66,003,083
Accumulated deficit	(78,995,845)	(74,170,988.00)
TOTAL STOCKHOLDERS’ DEFICIT	(8,563,654)	(7,849,157)

TOTAL LIABILITIES AND STOCKHOLDERS' DEFICIT	$281,548	$10,801

The accompanying notes are an integral part of these financial statements.

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eDOORWAYS CORPORATION

(A DEVELOPMENT STAGE COMPANY)

STATEMENTS OF OPERATIONS

FOR THE QUARTER ENDED SEPTEMBER 30, 2009

	For The Three Months Ended September 30th		For The Nine Months Ended September 30th
	2009	2008	2009	2008

REVENUE	$-	$-	$-	$-

OPERATING EXPENSES
Compensation	150,592	147,000	451,776	421375
Depreciation & Amortization	46	139	138	416
General and Administrative	181,416	274292	886,727	2,973,350
Legal & Professional Services	20,843	22,684	106,216	96,911
Total operating expenses	352,897	444,115	1,444,857	3,492,052

LOSS FROM OPERATIONS	(352,897)	(444,115)	(1,444,857)	(3,492,052)

OTHER INCOME (EXPENSES)
Gain on debt Exitnguishment		7,690		7,690
Gain (loss) on derivative liability		8,045,443	(114,800)	(1,359,315)
Interest expense	(17,957)	(238,379)	(17,957)	(781,777)
Loss on debt settlement	(3,010,771)		(3,247,243)	(157,500)
Total other income (expenses)	(3,028,728)	7,814,754	(3,380,000)	(2,290,902)

NET LOSS	$(3,381,625)	$7,370,639	$(4,824,857)	$(5,782,954)

LOSS PER SHARE:
Basic and diluted	(0.0052)	0.0405	(0.0075)	(0.0318)

WEIGHTED AVERAGE NUMBER OF SHARES OUTSTANDING:
Basic and diluted	647,121,227	181,899,834	647,121,227	181,899,834

The accompanying notes are an integral part of these financial statements.

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eDOORWAYS CORPORATION

STATEMENT OF STOCKHOLDERS’ DEFICIT

For The Quarter Ended September 30, 2009

(Unaudited)

	Series C Preferred Stock		Series D Preferred Stock		Common Stock		Additional Paid-in	Accumulated	Total Stockholders’
	Shares	Amount	Shares	Amount	Shares	Amount	Capital	Deficit	Deficit

Balance, December 31,2006	-	-	1,000	$1	37,749	$38	$61,473,512	$(65,748,684)	$(4,275,133)

Common stock issued for services			-		10,008,000	10,008	591,192		601,200
Conversions of debt and promissory notes into equity					3,274,097	3,273	290,771		294,044
Fair value of derivatives converted to equity							433,132		433,132
Beneficial conversion feature converted to equity							59,180		59,180
Cancelled shares for services					(1,000)	(1)	(28,999)		(29,000)
Net loss for the year ended December 31,2007								(1,676,577)	(1,676,577)
Balance – December 31, 2007	-	$-	1,000	$1	13,318,846	$13,318	$62,818,788	$(67,425,261)	$(4,593,154)

Preferred stock issued for compensation	750,000	750	-	-	-	-	134,250	-	135,000
Preferred stock issued for services	250,000	250	-	-	-	-	44,750	-	45,000
Common stock issued for services	-	-	-	-	229,384,143	229,384	1,844,916	-	2,074,300
Common stock issued for compensation	-	-	-	-	40,437,500	40,438	312,325	-	352,763
Common stock issued for debt conversion	-	-	-	-	34,606,738	34,607	813,290	-	847,897
Fair value of derivatives converted to equity	-	-	-	-	-	-	4,489	-	4,489
Discount on convertible debt	-	-	-	-	-	-	16,262	-	16,262
Fair value adjustment for elimination of derivatives	-	-	-	-	-	-	14,013	-	14,013
Net loss	-	-	-	-	0	$-	-	$(6,745,727)	$(6,745,727)
Balance - December 31, 2008	1,000,000	$1,000.0	1,000	$1	317,747,227	$317,747	$66,003,083	$(74,170,988)	$(7,849,157)

Common stock issued for services					252,151,000	252,151	1,134,296
Common stock issued for compensation					77,223,000	77,223	756,197
Common stock issued for debt conversion							1,890,494
Net loss								(4,824,857)	(4,824,857)
Balance - September 31, 2009	1,000,000	$1,000	1,000	$1	647,121,227	$647,121	$69,784,070	$(78,995,845)	$(8,563,653)

The accompanying notes are an integral part of these financial statements.

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eDOORWAYS CORPORATION

 STATEMENTS OF CASH FLOW

 (unaudited)

	For The Three Months Ended September 30th		For The Nine Months Ended September 30th
	2009	2008	2009	2008
CASH FLOWS FROM OPERATING ACTIVITES
Net Income/Loss	$(3,381,625)	$7,370,639	$(4,824,857)	$(5,782,954)
Adjustments to reconcile net loss to net cash used in operating activities
Depreciation and amortization expense	46		138
Changes in operating assets and liabilities:
Prepaid insurance
Deposits
Accounts payable	5,653	72,536	5,653	410,011
Current portion of notes payable	(409,985)	277,274	(58,713)	218,116
Conversion of derivative liability		(12,212,792)		(2,805,523)
Convertible debentures		(780,042)		(434,826)
Stock payable	291,000	(140,035)	291,000	65,150
Judgments payable	9,078		9,078
Accrued expenses	(937,505)	(254,037)	(92,518)	(82,970)
Accrued expenses – related parties	73,395	143,061	374,579	321,043
Software Development Cost	(183,024)		(237,327)
Net cash used in operating activities	$(4,532,967)	$(5,523,396)	$(4,532,967)	$(8,091,953)

CASH FLOWS FROM INVESTING ACTIVITIES
Fixed Assets		139		416
Deferred financing cost		121,679		215,686
Deposits				7,211
Total cash flow from Investing Activities	$-	$121,818	$-	$223,313

CASH FLOWS FROM FINANCING ACTIVITIES
APIC	3,780,986	343,333	3,780,986	2,588,810
Common Stock	329,374	38,589	329,374	214,121
Preferred Stock Series C				1,000
Proceeds from Long term Liabilities	448,487	5,019,726	456,165	5,019,726
Total cash flow from Fianancing Activities	$4,558,847	$5,401,648	$4,566,525	$7,823,657

Net Cash Increase for period.	25,880	70	33,558	(44,983)

CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD	13,145	594	5,467	45,647

CASH AND CASH EQUIVALENTS, END OF PERIOD	$39,025	$664	$39,025	$664

The accompanying notes are an integral part of these financial statements.

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eDOORWAYS CORPORATION

Notes to Financial Statements

(Unaudited)

NOTE 1 - BASIS OF PRESENTATION

The accompanying interim financial statements of eDOORWAYS CORPORATION (“eDoorways”) have been prepared in accordance with accounting principles generally accepted in the United States of America and the rules of the Securities and Exchange Commission and should be read in conjunction with the audited financial statements and notes thereto contained in eDoorways’ latest Annual Report filed with the SEC on Form 10-K/A for the year ended December 31, 2008. In the opinion of management, all adjustments, consisting of normal recurring adjustments, necessary for a fair presentation of financial position and the results of operations for the interim periods presented have been reflected herein. The results of operations for interim periods are not necessarily indicative of the results to be expected for the full year.  Notes to the financial statements that would substantially duplicate the disclosure contained in the audited financial statements for the most recent fiscal year, December 31, 2008, as reported in Form 10-K/A, have been omitted.

Certain reclassifications have been made to prior period amounts to conform to current period presentation.

Use of estimates

In preparing financial statements in conformity with generally accepted accounting principles, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and revenues and expenses during the reported period. Actual results could differ from those estimates.

Basic and diluted net income (loss) per share

Basic and diluted net income (loss) per share calculations are presented in accordance with Statement of Financial Accounting Standards (“SFAS”) No. 128 and are calculated on the basis of the weighted average number of common shares outstanding during the period. They include the dilutive effect of common stock equivalents in periods with net income.

Common stock equivalents represent the dilutive effect of the assumed conversion of convertible notes payable and Series C convertible preferred stock, using the “if converted” method, at either the beginning of the respective period presented or the date of issuance, whichever is later, and only if the common stock equivalents are considered dilutive based upon the Company's net income (loss) position at the calculation date.  Common stock equivalents also include the effect of the exercise of outstanding warrants using the treasury stock method, at either the beginning of the respective period presented or the date of issuance, whichever is later, and only if the warrants are considered dilutive based upon the exercise price of the warrants and the average trading price of the stock during the period.

The effect of all stock warrants has been excluded from the calculation of fully diluted earnings per share for the three months ended September 30, 2009, because their effect would be anti-dilutive.  The effect of warrants to purchase 24,090 shares of common stock at exercise prices between $3.20 and $1,000 has been excluded from the calculation of fully diluted earnings per shares for the three months ended September 30, 2009 because their effect would be anti-dilutive.

The effect of all convertible debentures and warrants to purchase common stock has been excluded from the calculation of fully diluted earnings per shares for the quarter ended September 30, 2009, because their effect would be anti-dilutive.

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Recent Accounting Pronouncements

In May 2008, the FASB issued SFAS No. 162, “The Hierarchy of Generally Accepted Accounting Principles”, which identifies a consistent framework for selecting accounting principles to be used in preparing financial statements for nongovernmental entities that are presented in conformity with United States generally accepted accounting principles (GAAP). The current GAAP hierarchy was criticized due to its complexity, ranking position of FASB Statements of Financial Accounting Concepts and the fact that it is directed at auditors rather than entities. SFAS No. 162 will be effective November 15, 2008 which is 60 days following the United States Securities and Exchange Commission’s (SEC’s) approval of the Public Company Accounting Oversight Board amendments to AU Section 411, The Meaning of Present Fairly in Conformity with Generally Accepted Accounting Principles. The FASB does not expect that SFAS No. 162 will result in a change in current practice, and eDoorways does not believe that SFAS No. 162 will have an impact on operating results, financial position or cash flows.

In February 2007, the FASB, issued SFAS No. 159, "The Fair Value Option for Financial Assets and Liabilities - Including an Amendment of SFAS 115." This standard permits an entity to choose to measure many financial instruments and certain other items at fair value. This option is available to all entities. Most of the provisions in SFAS 159 are elective; however, an amendment to SFAS 115 "Accounting for Certain Investments in Debt and Equity Securities" applies to all entities with available for sale or trading securities. Some requirements apply differently to entities that do not report net income. SFAS No. 159 is effective as of the beginning of an entity first fiscal year that begins after November 15, 2007.  Early adoption is permitted as of the beginning of the previous fiscal year provided that the entity makes that choice in the first 120 days of that fiscal year and also elects to apply the provisions of SFAS 157 "Fair Value Measurements." eDoorways adopted SFAS No. 159 effective January 1, 2008 and did not elect the fair value option for any existing eligible items.

In March 2006, the FASB issued SFAS 157 "Fair Value Measurements." This Statement defines fair value, establishes a framework for measuring fair value in GAAP, and expands disclosures about fair value measurements. This Statement applies under other accounting pronouncements that require or permit fair value measurements; the Board having previously concluded in those accounting pronouncements that fair value is the relevant measurement attribute. Accordingly, this Statement does not require any new fair value measurements. However, for some entities, the application of this Statement will change current practice. This Statement is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. Effective January 1, 2008, eDoorways adopted SFAS 157 for fair value measurements not delayed by FSP FAS No. 157-2. The adoption resulted in no change in our fair value calculation methodologies. Accordingly, the adoption had no impact on our financial condition or results of operations.

NOTE 2 – GOING CONCERN

These financial statements have been prepared on a going concern basis. As of September 30, 2009, eDoorways had an accumulated deficit of $78,995,845.  The continuation of eDoorways as a going concern is dependent upon financial support from its shareholders, the ability to obtain necessary equity financing and the attainment of profitable operations. These factors raise substantial doubt regarding eDoorways’ ability to continue as a going concern. These financial statements do not include any adjustments to the recoverability and classification of recorded asset amounts and classification of liabilities that might be necessary should eDoorways be unable to continue as a going concern.

NOTE 3 – NOTES PAYABLE

At September 30, 2009, eDoorways had an unsecured note payable in the principal amount of $102,000.  This note is unsecured and bears interest at 18% per annum.  Accrued interest of $87,928 is included in accrued expenses at September 30, 2009, this note was due on March 1, 2003.  It has not been repaid and is currently in default.

8

During the quarter ended March 31, 2008, eDoorways issued notes payable to various private investors for total cash proceeds of $20,000.  The notes had a term of 10 days and were non-interest bearing.  They were convertible into common stock of eDoorways at a rate of between $0.001 and $0.033 per share during the 10-day term of the note.  Notes in the principal amount of $3,000 were converted into common stock of eDoorways, the remaining $17,000 have passed the ten-day term in which conversion was allowed.  These notes have not been repaid and are currently in default.

During the quarter ended March 31, 2008, the holder of a $3,000 promissory note converted the debt into 1,000,000 shares of common stock valued at $10,000.  The shares were valued at the fair value on the date of settlement of $0.01 per share. As a result, eDoorways recognized a loss on debt settlement of $7,000.

eDoorways evaluated the terms of the convertible notes in accordance with EITF 98-5 and EITF 00-27 and concluded that these notes did not result in a derivative.  eDoorways evaluated the terms of the convertible notes and concluded that there was a beneficial conversion feature.  The discount related to the beneficial conversion feature was valued at $5,253 at inception based on the intrinsic value of the discount.  The discount was amortized using the effective interest method over the 10-day term of each note.    During the quarter ended March 31, 2009, 2008, $4,953 was charged to interest expense for the amortization of the beneficial conversion feature.

During the quarter ended March 31, 2008, eDoorways issued promissory notes in the amount of $665,000 to various individuals and companies in exchange for services provided to the Company.  The notes carried no interest and had a term of 10 days.  They were convertible into common stock of eDoorways at a rate of between $0.006 and $0.025 per share during the 10-day term of the notes.  The holders of each of these notes elected to convert them into a total of 28,500,000 shares of common stock.  The shares were valued at fair value of the date of settlement of $822,500.  As a result, eDoorways recognized a loss on debt settlement of $157,500.

The aggregate maturities of notes payable for the three years subsequent to September 30, 2009 are as follows:

Year ending December 31,
2010	1,295,412
2011	2,266,974
2012	1,457,340
Total	$5,414,000

NOTE 4 - CONVERTIBLE DEBENTURES AND DERIVATIVE LIABILITIES

eDoorways had previously evaluated the Convertible Debentures and the warrants under SFAS 133 "Accounting for Derivatives" and EITF 00-19 "Accounting for Derivative Financial Instruments Indexed to and Potentially Settled in a Company's Own Stock".  eDoorways determined the convertible debentures contained an embedded derivative for the conversion option and the warrants qualified as free standing derivatives.  The conversion option allows for an indeterminate number of shares to potentially be issued upon conversion.  This results in eDoorways being unable to determine with certainty they will have enough shares available to settle any and all outstanding common stock equivalent instruments.  eDoorways would be required to obtain shareholder approval to increase the number of authorized shares needed to share settle those contracts.  Because increasing the number of shares authorized is outside of eDoorways’ control, this results in these instruments being classified as liabilities under EITF 00-19 and as derivatives under SFAS 133.

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 NOTE 5 - COMMITMENTS AND CONTINGENCIES

A) Litigation

Texas Workforce Commission. On February 10, 2000, the Texas Workforce Commission placed an administrative lien on us in the amount of $109,024 in connection with a claim for unpaid compensation by our former employees.  This amount is included in judgements payable at September 30, 2009 is $838,610

Marathon Oil Company. A default judgment was taken against us in favor of Marathon Oil Company accrued in our financial statements under the heading "accrued expenses" on August 31, 1999 in the amount of $326,943 representing past and future rentals under a lease agreement, together with $7,500 in attorney's fees and post judgment interest at 10% per annum until paid. Credit towards the judgment was ordered for sale of personal property by the Sheriff or Constable. We believe the personal property sold for approximately $28,000. To the extent that the property was leased during the unexpired term, it is possible that there would be a mitigation of the damages claim in our favor. We believe that some or all of the space was subsequently rented approximately 90 days later. The remaining $306,443 has been accrued in our financial statements under the heading "judgements payable"

Deanna S. Slater.  On August 31, 2006, Deanna S. Slater, an independent contractor formerly with M Power Entertainment, Inc., brought suit in County Civil Court at Law Number Four in Harris County, Texas, Docket Number 872,560, alleging breach of contract, quantum meruit, promissory estoppel and for attorney's fees.  No specific dollar amount was claimed by Ms. Slater but the court on December 29, 2006 granted our Special Exceptions and she amended her petition alleging the amount she sought in damages along with certain other pleading requirements.   The pre-lawsuit demand was for payment of $15,785.   Trial was held on this matter in November 2007.  On December 31, 2007 the court awarded Deanna S. Slater the sum of $3,400 and $5,000 to her attorneys. We recorded the amount of $8,400 in our Financial Statements as of December 31, 2008 and September 30, 2009.

B) Consulting Agreements

Gary Kimmons.  On January 1, 2008, eDoorways entered into a three-year employment agreement with Gary Kimmons, to act as the CEO and President of the Corporation.  The agreement will automatically extend at the end of the 3-year term, unless notification is given by either party to terminate.  Compensation was set and authorized by the  Board of Directors and agrees to compensate Mr. Kimmons in the following manner: a) Monthly salary of $25,000 (annual salary of $300,000); b) $60,000 annual cash bonus representing 20% of Executive's annual base salary (executive may elect to receive bonus in  the form of common stock rather than a cash payment); c) Company will issue 30,000,000 (thirty million) shares of restricted common stock to the Kimmons Family Partnership, LTD, as a reward for Mr. Kimmons' accomplishments related to the EDOORWAYS initiative in 2007; and, d) EDoorways will issue 750,000 (seven hundred fifty thousand) shares of Series C convertible preferred stock (See Note 6 – STOCKHOLDER’S EQUITY) to be issued in the name of The Kimmons Family Partnership, LTD as a signing bonus to be given to Executive at the time the employment agreement was executed on January 1, 2008.

The 30,000,000 shares of restricted common stock were valued at $270,000, and the 750,000 shares of Series C convertible preferred stock were valued at $105,000, based on the market value of the stock on the date of issuance.  The Series C convertible preferred stock was valued using a market value equivalent of twenty shares of common stock.  eDoorways recorded the value of the common and preferred stock as compensation expense.

During the quarter ended March 31, 2008, Mr. G. Kimmons received an additional 4,062,500 shares of common stock and $29,675 in cash in partial settlement of amounts owed under this contract.  As of September 30, 2009, accrued compensation and expense reimbursements of $218,743 were included in accrued expenses to related parties.

Lance Kimmons.  On January 1, 2008, we entered into a one-year consulting services agreement with Lance Kimmons (a director of eDoorways) to assist with operations and business development of eDoorways.  Mr. L. Kimmons will also serve on the board of directors for the year 2008 and will receive the monthly director compensation of $2,500 per month, in addition to a $7,000 per month fee for consulting services in relation to the business development aspect of the contract.  During the quarter ended March 31, 2008, Mr. L. Kimmons received 11,250,000 shares of common stock and $5,000 in cash in partial settlement of amounts owed under this contract.  As of September 30, 2009, accrued compensation of $54,500 was included in accrued expenses to related parties.

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Kathryn Kimmons.  On January 1, 2008, eDoorways entered into a non-employee director agreement with Kathryn Kimmons (a related party) to serve on the Board of Directors for the year 2008 and receive monthly director compensation of $2,500.  During the quarter ended March 31, 2008, Ms. Kimmons received 6,375,000 shares of common stock and $9,500 in cash in partial settlement of amounts owed under this contract.  As of September 30, 2009, accrued director compensation of $47,800 was included in accrued expenses to related parties.

Ajene Watson.  On March 10, 2008, we entered into a consulting agreement with Ajene Watson, an individual consultant in New York, who is charged with establishing an entertainment vertical service offering as a component of eDoorways.  The agreement had an initial "trial" period of 90 days and converted to a month-to-month agreement thereafter. Ajene Watson and his affiliates received, upon execution of the agreement, a retainer of $150,000 in form of a non-refundable cash retainer of $5,000; a non- refundable equity retainer of $105,000 in free trading common stock at a price of $0.0025 per share or 42,000,000 share s and a non-refundable equity retainer of $45,000 in restricted common stock at a price of $0.005 per share or 9,000,000 shares, according to the share values stipulated in the agreement. The agreement was executed on March 10, 2008 and approved by the Board on March 11, 2008.

eDoorways valued those shares at the then current fair value of the equity of $0.005 a share on March 11, 2008 or $255,000 in aggregate. This amount was recorded as stock compensation expense during the 90 days following March 11, 2008.

Beginning April 1, 2008, eDoorways shall pay Ajene Watson a monthly compensation of $50,000 on the first business day of each month. The payment shall be made as follows:

1.

58% or $29,000 of the monthly compensation shall be paid in the form of Restricted Common Stock determined based on a 10% discount from the day’s prior closing bid price. Such compensation is not to exceed 5,800,000 shares or calculate lower than a per share price of $0.005. If the per share price of the Compensation equates to less than $0.005, the Company shall issue the maximum shares of 5,800,000 and pay the deficit in cash within 30 days. The first payment was due on April 1, 2008

2.

39% or $19,500 of the monthly compensation shall be in the form of eDoorways’ common stock on the first business day of each month. Such compensation is not to exceed 2,785,714 shares or calculate lower than a per share price of $0.007. If the per share price of the Compensation equates to less than $0.007, eDoorways shall issue the Maximum shares of 2,785,714 and pay the deficit in cash within 30 days. The first payment was due on April 1, 2008

3.	3% or $1,500 of the monthly compensation shall be paid in cash on the first business day of each month.

NOTE 6 – STOCKHOLDERS’ EQUITY

In March 2008, we issued 250,000 shares of Series C convertible preferred stock in exchange for services and recorded consulting expense of $35,000.

In addition, in the first quarter of 2008 we issued 750,000 shares of Series C convertible preferred shares to Gary Kimmons, our CEO.  The shares were valued at $105,000 based on the market value of the common stock that it could be converted into.

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ITEM 2.  MANAGEMENT'S DISCUSSION AND ANALYSIS OR PLAN OF OPERATION.

The following discussion and analysis compare our results of operations for the quarter ended September 30, 2009, against the same period from the previous year.  This discussion and analysis should be read in conjunction with our condensed financial statements and related notes included elsewhere in this report, and our Form 10-K/A for the year ended December 31, 2008.

CAUTIONARY STATEMENT CONCERNING FORWARD-LOOKING STATEMENTS

This Report on Form 10-Q contains forward-looking statements, including, without limitation, statements concerning possible or assumed future results of operations and those preceded by, followed by or that include the words "believes," "could," "expects," "intends" "anticipates," "will", or similar expressions. Our actual results could differ materially from these anticipated in the forward-looking statements for many reasons including the risks described in our 10-K for the period ended December 31, 2008 and elsewhere in this report. Although we believe the expectations reflected in the forward-looking statements are reasonable, they relate only to events as of the date on which the statements are made, and our future results, levels of activity, performance or achievements may not meet these expectations. We do not intend to update any of the forward-looking statements after the date of this document to conform these statements to actual results.

Twelve Month Plan of Operations

During the next 12 months, we will direct our resources to the development, branding, and launch of the eDOORWAYS web service offering.  This includes both the Business-to-Consumer (“B to C”) and Business-to-Business (“B to B”) versions of eDOORWAYS. We will enter into strategic alliances, form joint ventures and acquire interests in companies whose products and services integrate into the eDOORWAYS portal.

As the transition to the eDOORWAYS business model has proceeded, we plan on receiving $3.5 million in the third quarter of 2009.

The corporate relationships between us, subsidiaries, joint ventures and strategic alliances will be collaborative, but decentralized so that shared functions, such as accounting are efficient, but existing, successful operations will continue without significant adjustment. New operations will require significant management and professional resources.

We plan to raise capital and hope to secure $3.5 million in the third quarter of 2009 for working capital.  Without this funding and considering our current cash balance of $9,985, we do not have enough working capital to continue operations.  If raised, the additional $3.5 million would be allocated as follows:  $1 million will be used for completion of the B to C version of eDOORWAYS, $500,000 for its launch starting in Austin, Texas and the remaining balance will be used for expenses such as general and administrative, marketing, and consulting.  The remainder of 2008 has been devoted to testing and preparing for the soft launch of the B to C version of the service offering, transitioning into the national launch, initiating development of phases II and III of eDOORWAYS, and pursuing the B to B version.

A goal has been set to raise investment capital of $5 million in 2009 through funding acquisitions, joint ventures and strategic alliances to be used in the business to increase working capital, boost staffing, and purchase fixed assets such as a building and server farm.  The increase in staffing is projected to be as follows: production - 6 employees, general and administrative - 3 employees, sales and marketing - 6 employees.

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The $5 million of capital, if acquired, would be used as follows:

(a)	eDOORWAYS B to C Initial Launch in Austin ($1.5 million)

•	Marketing
•	Site Development & Technology Infrastructure
•	Furniture Fixtures & Equipment
•	Facilities & Office
•	Compensation
•	Working Capital
•	Reserve for Contingencies

(b)	eDOORWAYS B to C National Launch ($2.5 million)

•	Marketing
•	Site Development & Technology Infrastructure
•	Furniture Fixtures & Equipment
•	Facilities & Office
•	Compensation
•	Working Capital
•	Reserve for Contingencies

(c)	Retire outstanding notes payable ($1 million)

Product Development

Our objective is to complete testing of Phase I of the eDOORWAYS B to C web service offering during the remainder of 2009 in preparation for a "soft launch" in Austin, Texas by the end of January 2010.  It's also our objective initiate development of Phases II and III of the eDOORWAYS B to C service offering during the first quarter of 2010, with a goal of completing one or both by the end of the 2010 calendar year.  Also, in the second quarter of 2009, we hope to complete development of a B to B version of eDOORWAYS.

Pre-launch Organization and Planning

Planning and organizing activities for the establishment of Austin, Texas as the operational headquarters of eDOORWAYS Corporation, as well as for the "soft launch" of the B to C version must be completed in the fourth quarter of 2009.

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Marketing/Deployment of the eDOORWAYS'  "B to C" Service Offering

Applied Storytelling, our brand development consultant, has established an objective of completing our B to C marketing and deployment strategy in the first quarter of 2010.

Development of the Brand Platform

Applied Storytelling has been engaged to create the eDOORWAYS brand identity, it's positioning strategy, and platform.  These activities are scheduled to be completed in the first quarter of 2010 in advance of our "soft launch."

Entertainment Vertical Market Development

Ajene Watson, an entertainment marketing consultant in New York City, has established a goal of creating a business plan and an operational division for the entertainment vertical market in the first quarter of 2009.

eDOORWAYS B to C Version National Launch

It is our objective to execute a national launch of the B to C version of eDOORWAYS during the first and second quarters of 2009.

Recent Events

Gary Kimmons.  On January 1, 2008, we entered into a three-year employment agreement with Gary Kimmons, to act as the CEO and President of the Company.  The agreement will automatically extend at the end of the 3-year term, unless notification is given by either party to terminate.  Compensation was set and authorized by Board of Directors and agrees to compensate Mr. Kimmons in the following manner: a) Monthly salary of $25,000 (annual salary of $300,000); b) $60,000 annual cash bonus representing 20% of Executive's annual base salary (executive may elect to receive bonus in  the form of common stock rather than a cash payment); c) Company will issue 30,000,000 (thirty million) shares of restricted common stock to the Kimmons Family Partnership, LTD, as a reward for Mr. Kimmons' accomplishments related to the EDOORWAYS initiative in 2007; and, d) The Company will issue 750,000 (seven hundred fifty thousand) shares of Series C convertible preferred stock (See Note 6 – Stockholder’s Equity) to be issued in the name of The Kimmons Family Partnership, LTD as a signing bonus to be given to Executive at the time the employment agreement was executed on January 1, 2008.

The 30,000,000 shares of restricted common stock were valued at $270,000, and the 750,000 shares of Series C convertible preferred stock were valued at $105,000, based on the market value of the stock on the date of issuance.  The Series C convertible preferred stock was valued using market value of twenty shares of common stock.  The company recorded the value of the common stock as compensation expense at issuance.  The value of the Series C convertible preferred stock was recorded as deferred stock compensation at the date of issuance and is being amortized over one year.  The Company recognized compensation expense of $78,750 related to the Series C Preferred Stock during the quarter ended September 30, 2009

During the quarter ended March 31, 2008, Mr. G. Kimmons received an additional 4,000,000 shares of common stock and $29,675 in cash in partial settlement of amounts owed under this contract.  As of March 31, 2009, accrued compensation and expense reimbursements of $218,743 were included in accrued expenses to related parties.

Lance Kimmons.  On January 1, 2008, we entered into a one-year consulting services agreement with Lance Kimmons (a director of eDoorways) to assist with operations and business development of eDoorways.  Mr. L. Kimmons will also serve on the board of directors for the year 2008 and will receive the monthly director compensation of $2,500 per month, in addition to a $7,000 per month fee for consulting services in relation to the business development aspect of the contract.  During the quarter ended March 31, 2008, Mr. L. Kimmons received 11,000,000 shares of common stock and $5,000 in cash in partial settlement of amounts owed under this contract.  As of September 30, 2009, accrued compensation of $54,500 was included in accrued expenses to related parties.

Kathryn Kimmons.  On January 1, 2008, eDoorways entered into a non-employee director agreement with Kathryn Kimmons (a related party) to serve on the Board of Directors for the year 2008 and receive monthly director compensation of $2,500.  During the quarter ended March 31, 2008, Ms. Kimmons received 2,000,000 shares of common stock and $9,500 in cash in partial settlement of amounts owed under this contract.  As of September 30, 2009, accrued director compensation of $47,800 was included in accrued expenses to related parties.

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Liquidity

During the three months ended September 30, 2009, we used cash of $4,532,967 in our operations compared to using $5,523,396 in the comparative quarter of 2008.  We had cash on hand of $39,025 as of September 30, 2009 and $5,467 at September 30, 2008. As reflected in the accompanying financial statements, the Company has a loss from operations of $352,897 a positive cash flow from operations of $25,880 and has a stockholder’s deficiency of $8,563,654.  This raises substantial doubt about its ability to continue as a going concern.  The ability of the Company to continue as a going concern is dependent on the Company’s ability to raise additional capital and implement its business plan.  The financial statements do not include any adjustments that might be necessary if the Company is unable to continue as a going concern.

Management believes that actions presently being taken to obtain additional funding and implement its strategic plans provide the opportunity for the Company to continue as a going concern.

Off-Balance Sheet Arrangements

None.

Critical Accounting Policies

 Our financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America. The preparation of these financial statements requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenues and expenses. Note 3 of the Notes to the Financial Statements describes the significant accounting policies used in the preparation of the financial statements. Certain of these significant accounting policies are considered to be critical accounting policies, as defined below. We do not believe that there have been significant changes to our accounting policies during the period ended September 30, 2009, as compared to those policies disclosed in the December 31, 2008 financial statements.

A critical accounting policy is defined as one that is both material to the presentation of our financial statements and requires management to make difficult, subjective or complex judgments that could have a material effect on our financial condition and results of operations. Specifically, critical accounting estimates have the following attributes: 1) we are required to make assumptions about matters that are highly uncertain at the time of the estimate; and 2) different estimates we could reasonably have used, or changes in the estimate that are reasonably likely to occur, would have a material effect on our financial condition or results of operations.

Estimates and assumptions about future events and their effects cannot be determined with certainty. We base our estimates on historical experience and on various other assumptions believed to be applicable and reasonable under the circumstances. These estimates may change as new events occur, as additional information is obtained and as our operating environment changes. These changes have historically been minor and have been included in the financial statements as soon as they became known. Based on a critical assessment of our accounting policies and the underlying judgments and uncertainties affecting the application of those policies, management believes that our financial statements are fairly stated in accordance with accounting principles generally accepted in the United States, and present a meaningful presentation of our financial condition and results of operations. We believe the following critical accounting policies reflect our more significant estimates and assumptions used in the preparation of our financial statements:

Use of Estimates -These consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States and, accordingly, require management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Specifically, our management has estimated variables used to calculate the Black Scholes and binomial lattice model calculations used to value derivative instruments discussed below under "Valuation of Derivative Instruments". In addition, management has estimated the expected economic life and value of our licensed technology, our net operating loss for tax purposes, share-based payments for compensation to employees, directors, consultants and investment banks, the useful lives of our fixed assets and our allowance for bad debts. Actual results could differ from those estimates.

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RESULTS OF OPERATIONS

QUARTER ENDED SEPTEMBER 30, 2009 COMPARED TO QUARTER ENDED SEPTEMBER 30, 2008

There were no revenues for the quarter ended September 30, 2009 and for September 30, 2008

We had operating expenses of $352,897 for the quarter ended September 30, 2009 as compared to $444,115 on September 30, 2008. This has been due to the company incurring higher administrative costs in September 30, 2008.

Our net loss was $3,381,625 during the quarter ended September 30, 2009. as compared to a profit of $ 7,370,639 on September 30, 2008. The profit from last year was due to a gain on derivative liability.

ITEM 3 QUANTITATIVE AND QUALITATIVE DISCLOSURES ABOUT MARKET RISK

Not applicable.

ITEM 4T CONTROLS AND PROCEDURES.

(a)  Evaluation of Disclosure Controls and Procedures.

Under the supervision and with the participation of our Chief Executive Officer (CEO) and Chief Financial Officer (CFO), we have evaluated the effectiveness of our disclosure controls and procedures (as defined in Rules 13a-15(e) and 15d-15(e) under the Securities Exchange Act of 1934 (the “Act”)) as of September 30, 2009. Based on this evaluation, our CEO and CFO concluded that, as of September 30, 2009, our disclosure controls and procedures were not effective. This conclusion was based on the existence of the material weaknesses in our internal control over financial reporting previously disclosed and discussed below.

No changes in our internal control over financial reporting (as defined in Rules 13a-15(f) and 15d-15(f) under the Exchange Act) occurred during the fiscal quarter ended September 30, 2009 that have materially affected, or are reasonably likely to materially affect, our  internal control over financial reporting.

A material weakness is a deficiency, or a combination of deficiencies, in internal control over financial reporting, such that there is a reasonable possibility that a material misstatement of the company’s annual or interim financial statements will not be prevented or detected on a timely basis.

As previously disclosed in our Annual Report on Form 10-K/A for the fiscal year ended December 31, 2008, we identified and continue to have the following material weakness in our internal controls over financial reporting:

Lack of segregation of duties and technical accounting expertise. Our financial reporting and all accounting functions are performed by an external consultant with no oversight by a professional with accounting expertise.  Our management does not possess accounting expertise and hence our controls over the selection and application of accounting policies in accordance with generally accepted accounting principles were inadequate and constitute a material weakness in the design of internal control over financial reporting.  This weakness is due to the Company’s lack of working capital to hire additional staff.

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PART II - OTHER INFORMATION.

ITEM 1. LEGAL PROCEEDINGS.

Texas Workforce Commission. On February 10, 2000, the Texas Workforce Commission placed an administrative lien on us in the amount of $109,024 in connection with a claim for unpaid compensation by our former employees.

Marathon Oil Company. A default judgment was taken against us in favor of Marathon Oil Company accrued in our financial statements under the heading "accrued expenses" on August 31, 1999 in the amount of $326,943 representing past and future rentals under a lease agreement, together with $7,500 in attorney's fees and post judgment interest at 10% per annum until paid. Credit towards the judgment was ordered for sale of personal property by the Sheriff or Constable. We believe the personal property sold for approximately $28,000. To the extent that the property was leased during the unexpired term, it is possible that there would be a mitigation of the damages claim in our favor. We believe that some or all of the space was subsequently rented approximately 90 days later. The remaining $306,443 has been accrued in our financial statements under the heading "judgements payable."

Deanna S. Slater.  On August 31, 2006, Deanna S. Slater, an independent contractor formerly with M Power Entertainment, Inc., brought suit in County Civil Court at Law Number Four in Harris County, Texas, Docket Number 872,560, alleging breach of contract, quantum meruit, promissory estoppel and for attorney's fees.  No specific dollar amount was claimed by Ms. Slater but the court on December 29, 2006 granted our Special Exceptions and she replied her petition alleging the amount she sought in damages along with certain other pleading requirements.   The pre-lawsuit demand was for payment of $15,785.   Trial was had on this matter in November 2007.  On December 31, 2007 the court awarded Deanna S. Slater the sum of $3,400 and $5,000 to her attorneys. We recorded the amount of $8,400 in our Financial Statements as of December 31, 2008 and September 30, 2009.

We are not aware of other claims or assessments, other than as described above, which may have a material adverse impact on our financial position or results of operations.

ITEM 2. CHANGES IN SECURITIES

Recent Sales of Unregistered Securities

There was no sale of securities by eDoorways during the three-month period ended September 30, 2009 and were not registered under the Securities Act.

ITEM 3. DEFAULT UPON SENIOR SECURITIES

None

ITEM 4. SUBMISSION OF MATTERS TO A VOTE OF SECURITIES HOLDERS

None

ITEM 5. OTHER INFORMATION

None

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